Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes
9.	INCOME TAXES

For financial reporting purposes, income (loss) before income taxes includes the following components:

	Year Ended December 31,
	2012	2011	2010
Income (loss) before income taxes:
United States	$69,363	$57,339	$(12,202)
Foreign	138,246	147,188	132,982

	$207,609	$204,527	$120,780

Components of income tax expense, in thousands, were as follows:

	Year Ended December 31,
	2012	2011	2010
Current income tax expense:
Federal	$41,113	$3,456	$8,174
State	6,302	5,321	3,547
Foreign	33,335	44,541	27,918

	80,750	53,318	39,639

Deferred income tax expense (benefit):
Federal	(5,688)	26,183	14,290
State	(488)	2,750	1,225
Foreign	7,494	(5,217)	5,322

	1,318	23,716	20,837

Total income tax expense	$82,068	$77,034	$60,476

A reconciliation of income tax expense computed at statutory tax rates compared to effective income tax rates was as follows:

	Year Ended December 31,
	2012	2011	2010
Statutory rate	35.0%	35.0%	35.0%
Foreign items	5.1%	3.6%	1.2%
State income taxes, net of Federal benefit	2.0%	1.6%	2.1%
Change in valuation allowance	-1.7%	-2.6%	0.0%
Federal tax credits	-0.9%	-1.0%	-1.6%
Non-deductible meals	0.3%	0.2%	0.4%
Uncertain tax positions	0.2%	-0.6%	1.3%
Goodwill impairment	0.0%	0.0%	11.2%
Share based compensation	0.0%	1.9%	0.0%
Other	-0.5%	-0.4%	0.5%

	39.5%	37.7%	50.1%

In 2012, 2011, and 2010, income tax benefits attributable to employee stock option transactions of $15.6 million, $1.4 million and $1.6 million, respectively were allocated to shareholders’ equity.

On January 2, 2013, the American Taxpayer Relief Act of 2012 was enacted, which retroactively extended the U.S. research and experimentation tax credit and certain employment tax credits from January 1, 2012 through December 31, 2013. West Corporation is currently evaluating the impact of this legislation and expects to recognize a related benefit in the first quarter 2013.

Significant temporary differences between reported financial and taxable earnings that give rise to deferred income tax assets and liabilities, in thousands, were as follows:

	Year Ended December 31,
	2012	2011
Deferred income tax assets:
Net operating loss carryforwards	$126,556	$136,159
Benefit plans	27,691	22,248
Accrued expenses	12,260	16,292
Tax credits	12,327	13,022
Interest rate hedge activities	1,125	2,934
Reserves not currently deductible for tax purposes	6,078	9,700
Allowance for doubtful accounts	2,478	2,937
Foreign currency translation	1,867	3,373
Other	12,336	3,253

Gross deferred income tax assets	202,718	209,918

Less valuation allowance	(112,626)	(114,686)

Total deferred income tax assets	$90,092	$95,232

Deferred income tax liabilities:
Acquired intangibles amortization	$140,109	$142,235
Excess tax depreciation over financial depreciation	36,264	32,135
International earnings	27,080	27,097
Prepaid expenses	5,889	5,218

Total deferred income tax liabilities	209,342	206,685

Net deferred income tax liability	$119,250	$111,453

Deferred income tax assets / liabilities included in the balance sheet are:
Deferred income tax asset—current	$13,148	$10,068
Deferred income tax liability—long-term	132,398	121,521

Net deferred income taxes	$119,250	$111,453

At December 31, 2012, we had federal and foreign net operating loss (“NOL”) carryforwards in the amount of $321.7 million which resulted in a net deferred tax asset of $26.2 million which is available to reduce future taxes. The NOL carryforwards are all attributable to acquired companies. The deferred tax assets at December 31, 2012 that are associated with NOLs and tax credit carryforwards, in the significant tax jurisdictions, not reduced by valuation allowances expire in periods starting 2013 through 2031. The valuation allowances, which reduce deferred tax assets to an amount that will more likely than not be realized, were $112.6 million at December 31, 2012 and $114.7 million at December 31, 2011. Our valuation allowance decreased by $2.0 million in 2012 as a result of the following: releasing valuation allowances related to the utilization of NOLs during the year that had full valuation allowances, planning related to the utilization of future NOLs and changes in income tax rates. Also included in the net long-term deferred tax liability are offsetting amounts, $15.6 million, relating to cancellation of indebtedness (income) and original issue discount (interest expense) related to the Fifth Amendment of the Credit Agreement entered into on August 28, 2009 and the Amendment and Restatement entered into on October 5, 2010.

In preparing our tax returns, we are required to interpret complex tax laws and regulations. On an ongoing basis, we are subject to examinations by federal and state tax authorities that may give rise to different interpretations of these complex laws and regulations. The number of tax years that remain open and subject to tax audits varies depending upon the tax jurisdiction. Our most significant taxing jurisdictions include the U.S., United Kingdom and France. Due to the nature of the examination process, it generally takes years before these examinations are completed and matters are resolved. At December 31, 2012, we were not under examination by the U.S. Internal Revenue Service. At December 31, 2012, we believe the aggregate amount of any additional tax liabilities that may result from examinations, if any, will not have a material adverse effect on our financial condition, results of operations or cash flows.

The following summarizes the activity related to our unrecognized tax benefits recorded in accordance with ASC 740-10 in 2012, 2011 and 2010, in thousands:

Balance at January 1, 2010	$17,940
Increases for positions taken in current year	4,283
Decrease due to settlements with taxing authorities	(539)
Expiration of the statute of limitations for the assessment of taxes	(2,248)

Balance at December 31, 2010	19,436
Increases for positions taken in current year	3,680
Decreases for positions taken in prior years	(3,817)
Decrease due to settlements with taxing authorities	(2,309)

Balance at December 31, 2011	16,990
Increases for positions taken in current year	2,502
Decreases for positions taken in prior years	(4,533)
Decrease due to settlements with taxing authorities	(168)
Expiration of the statute of limitations for the assessment of taxes	(801)

Balance at December 31, 2012	$13,990

The unrecognized tax benefits at December 31, 2012 were $11.8 million of tax benefits that, if recognized, would affect our effective tax rate. We recognize interest related to unrecognized tax benefits and penalties as income tax expense. During the years ended December 31, 2012 and 2011, we reduced the accrued interest by approximately $0.2 million and $0.4 million, respectively. During the year ended December 31, 2010, we increased the interest accrual by approximately $0.1 million. During the year ended December 31, 2012, we increased the accrual of penalties related to uncertain tax positions by approximately $0.1 million. During the years ended December 31, 2011 and 2010 we reduced the accrual of penalties related to uncertain tax positions by $0.5 million and $0.1 million, respectively. At December 31, 2012 and 2011, the aggregate recorded liability for interest and potential penalties was $6.0 million and $6.2 million, respectively. We do not expect our unrecognized tax benefits to change significantly over the next twelve months.

We have historically determined that the undistributed earnings of our foreign subsidiaries will be repatriated to the United States and accordingly, we have provided a deferred tax liability totaling $27.1 million at December 31, 2012 and 2011, on such foreign source income. For the years ended December 31, 2012 and 2011, we have accrued U.S. income taxes on $167.8 million and $145.4 million of unremitted foreign earnings and profits. At December 31, 2012, we have determined we have foreign earnings of approximately $148.3 million which will be indefinitely reinvested and therefore deferred income taxes of approximately $25.1 million have not been provided on such foreign subsidiary earnings.